SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/_/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to ss.240.14a-12

                TURNER LARGE CAP GROWTH EQUITY FUND OF TIP FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5) Total fee paid:

   ___________________________

/_/ Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: _________________________________________________

    2) Form, Schedule or Registration Statement No: ____________________________

    3) Filing Party: ___________________________________________________________

    4) Date Filed: _____________________________________________________________

                                                                              TURNER LARGE CAP GROWTH EQUITY FUND
                                                                                               OF
                                                                                            TIP FUNDS
                                                                                 1235 WESTLAKES DRIVE, SUITE 350
                                                                                   BERWYN, PENNSYLVANIA 19312
                                                                                            P R O X Y
                                                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                                                                       The undersigned hereby appoints Stephen J. Kneeley and
                                                                  Brian M. Ferko as proxies, each with the power to appoint
                                                                  his substitute, and hereby authorizes each of them to
                                                                  represent and to vote, as designated below hereof. all of
                                                                  the shares of Turner Large Cap Growth Equity Fund (the
                                                                  "Fund") held of record by the undersigned on April 19, 2000, at a Special Meeting of Shareholders of the Fund to be held on June 9, 2000 or any adjournment thereof.

                                                                       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                  MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO
                                                                  DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                                       By signing and dating below, you authorize the proxies
                                                                  to vote the proposal as marked, or if not marked, to vote
                                                                  "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                                                      Please sign exactly as name appears hereon. When
                                                                 shares are held by joint tenants, both should sign. When
                                                                 signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized
To vote by Telephone:                                            officer. If a partnership, please sign in partnership name by authorized persons.
1) Read the Proxy Statement and have this Proxy card
   at hand.                                                      Dated:
2) Call 1-800-690-6903.                                                ------------------------------
3) Enter the 12-digit control number set forth on this
   Proxy card and follow the simple instructions.                ------------------------------------
                                                                             Signature
To vote by Internet:
                                                                 ------------------------------------
1) Read the Proxy Statement and have this Proxy card                  Signature, if held jointly
   at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on this
   Proxy card and follow the simple instructions.


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:       /X/                         KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            DETACH AND RETURN THIS PORTION ONLY.
                                     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TURNER LARGE CAP GROWTH EQUITY FUND




Vote on Proposal
                                                                                           FOR          AGAINST          ABSTAIN
1.   To approve the Agreement and Plan of Reorganization between Mercury Asset
     Management Funds, Inc. on behalf of its portfolio Mercury Select Growth
     Fund and TIP Funds on behalf of its portfolio Turner Large Cap Growth
     Equity Fund and the further transfer of the assets and certain liabilities            / /            / /              / /
     acquired under the Agreement and Plan of Reorganization to the underlying master portfolio in which Mercury Select Growth Fund invests in exchange for an equal value of increments in that portfolio.

2. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.


------------------------------------------              ------------------------------------------
|                                  |     |              |                                  |     |
|                                  |     |              |                                  |     |
------------------------------------------              ------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date               Signature (Joint Owners)            Date


                                    TIP FUNDS

                       Turner Large Cap Growth Equity Fund

 Dear Shareholder:

     A Special Meeting of Shareholders of the Turner Large Cap Growth Equity Fund (the "Fund") of TIP Funds (the "Trust") has been scheduled for Friday, June 9, 2000. If you are a Shareholder of record as of the close of business on Wednesday, April 19, 2000, you are entitled to vote at the meeting and at any adjournment of the meeting.

     While you are, of course, welcome to join us at the meeting, most Shareholders will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, post-paid envelope so that the maximum number of shares may be voted. You can also vote over the telephone or the Internet by following the enclosed instructions.

     The attached Prospectus/Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees is recommending that you approve a reorganization of the Fund under which the Fund would be reorganized with and into the Mercury Select Growth Fund ("Mercury Fund"). Assuming approval by Shareholders of the Fund, each holder of shares of the Trust's Turner Large Cap Growth Equity Fund will receive a number of Class I shares of the Mercury Fund equal to the number of shares of the Trust's Turner Large Cap Growth Equity Fund owned by such holder at the time of the reorganization. As further explained in the accompanying Prospectus/Proxy Statement, the Board of Trustees has recommended approval of the reorganization. We encourage you to support the Trustees' recommendation to approve the proposal.

     Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.


                                             Sincerely,

                                             /s/ Stephen J. Kneeley
                                                 ------------------
                                                 Stephen J. Kneeley
                                                 President

                               PROXY INFORMATION

     TURNER LARGE CAP GROWTH EQUITY FUND WILL HOST A SPECIAL MEETING OF SHAREHOLDERS ON JUNE 9, 2000, AT THE OFFICES OF TURNER INVESTMENT PARTNERS, INC. IN BERWYN, PENNSYLVANIA. THE PURPOSE OF THIS MEETING IS TO VOTE ON A PROPOSAL TO REORGANIZE YOUR FUND INTO A SUBSTANTIALLY SIMILAR FUND THAT IS BEING CREATED BY MERCURY ASSET MANAGEMENT FUNDS, INC., CALLED MERCURY SELECT GROWTH FUND.

     THE FIRST FEW PAGES OF THIS BOOKLET HIGHLIGHT KEY POINTS ABOUT THE PROPOSED REORGANIZATION AND EXPLAIN THE PROXY PROCESS, INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE COMBINED PROXY
STATEMENT/PROSPECTUS FOR A COMPLETE UNDERSTANDING OF OUR PROPOSAL.

                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

PURPOSE OF THE REORGANIZATION

     The purpose of the Reorganization is to make your Fund a part of the Mercury Group of Funds. Under this proposal, your Fund's assets and liabilities would be transferred to Mercury Select Growth Fund, a new fund that is being created just for this purpose. Turner Investment Partners would serve as sub-adviser for the underlying Portfolio in which Mercury Select Growth Fund invests as part of a "master/feeder" structure and continue to be in charge of the day-to-day investment of your Fund as part of Mercury Select Growth Fund. Mercury Asset Management US, a division of Fund Asset Management, L.P. ("Mercury"), however, would replace Turner Investment Partners as the investment manager of your Fund. Your existing Board of Trustees believes that the Reorganization is in shareholders' best interests for the following reasons:

POTENTIAL BENEFITS OF THE REORGANIZATION

     Given the competitive nature of the mutual fund industry, Turner Investment Partners determined that it would be prudent to enter into an arrangement with Mercury. Joining Mercury should enable your Fund's assets to grow due to the substantial mutual fund distribution capabilities of Mercury and its affiliates. It is expected that assets in your Fund will grow considerably once the Fund is within the Mercury Group of Funds, which may result in a larger, more stable asset base for the Fund. As a result of a larger asset base, Mercury Select Growth Fund may benefit from economies of scale which over time may result in lower operating expenses for Mercury Select Growth Fund than for your existing Fund.

     In the past, Turner Investment Partners has contractually agreed to waive fees and reimburse expenses in order to keep your Fund's total operating expenses from exceeding 1.00% for the year ended January 31, 2001, or from exceeding 1.25% in any subsequent year. Due to the small size of your Fund, its operating expenses have consistently exceeded these levels. As a result, Turner Investment Partners has waived fees and reimbursed expenses in order to keep overall expenses at the level of the cap. Turner Investment Partners has also guaranteed that it will provide your Fund with fee waivers and expense reimbursements in the future, but a higher level of 1.25%. Therefore, absent a substantial growth in assets of your Fund, shareholder expenses could make Turner Investment Partner's continued subsidization of your Fund not economical. As a result, Turner Investment Partners and your Fund's Board of Trustees have sought a means of increasing the Fund's asset base by making it a part of the Mercury Group of Funds. Mercury and its affiliated companies have over $559 billion in assets over management at March 31, 2000. Mercury intends to devote substantial efforts in offering the Mercury Select Growth Fund's shares for sale. Based on Mercury's estimates, Mercury Select Growth Fund is expected to feature a total expense ratio (before waivers and reimbursements) of 1.84% for its first full year of operations following the Reorganization, an annual cost to shareholders of $18.40 for each $1,000 invested. This expense ratio does not include fee waivers and expense reimbursements by Mercury equal to .59% or $5.90 for each $1,000 invested. By contrast, your Fund's total expense ratio (before waivers and reimbursements) for 1999 was 2.41%, an annual cost to shareholders of $24.10 for each $1,000 invested. This expense ratio does not include fee waivers and expense reimbursements by Turner Investment Partners equal to 1.41% or $14.10 for each $1,000 invested.

EXPANDED SHAREHOLDER SERVICES

     As a shareholder of Mercury Select Growth Fund, you will have access to a wide range of shareholder services, including 24-hour access to your account, exchange privileges with other Mercury funds and access to Mercury's comprehensive investor education programs.

HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

     If shareholders approve the Reorganization, your Turner Large Cap Growth Equity Fund shares will be exchanged, on a tax-free basis, for an equal number of Class I shares of Mercury Select Growth Fund. Your account registration and account options, such as dividend reinvestment elections, will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

TAX-FREE NATURE OF THE REORGANIZATION

     The Reorganization will be accomplished on a tax-free basis, meaning that you will not realize any capital gains when your Fund shares are exchanged for Class I shares of Mercury Select Growth Fund.

                             QUESTIONS AND ANSWERS

Q. I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with the special Meeting of Shareholders.

Q. WHO GETS TO VOTE?

A. Any person who owned shares of the Turner Large Cap Growth Equity Fund on the "record date," which was April 19, 2000, gets to vote, even if the investor later sold the shares. Shareholders are entitled to cast one vote for each dollar invested in the Fund on the record date.

Q. HOW CAN I VOTE?

A. You can vote by mail by using the enclosed ballot or you can vote in person at the special Meeting of Shareholders. Whichever method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q. I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").